Debt issued designated at fair value (Detail) - USD ($) $ in Millions	Jun. 30, 2026	Dec. 31, 2025
Issued debt instruments
Equity-linked	$ 66,987	$ 60,303
Rates-linked	27,374	26,324
Fixed-rate	12,451	12,478
Credit-linked	3,388	3,597
Commodity-linked	2,810	3,030
Other	1,486	1,812
Total debt issued designated at fair value	$ 114,496	$ 107,544
Unsecured portion of issued debt instruments with original maturity greater than one year	100.00%	100.00%